Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of December 10, 2002 (the “Effective Date”), by and between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the “Company”), and DAVID M. RICKEY (“Executive”).

RECITALS

A. Before the Effective Date, Executive has had an “at will” employment relationship with the Company.

B. The Company desires assurance of the continued association and services of Executive in order to retain Executive’s experience, skills, abilities, background and knowledge, desires to incentivize Executive to provide valuable future services to the Company, and is willing to employ Executive on the terms and conditions set forth in this Agreement.

C. Executive desires to be in the employ of the Company, and is willing to accept such employment on the terms and conditions set forth in this Agreement.

D. None of the Company’s or Executive’s respective rights or duties under this Agreement has accrued before the Effective Date, and Executive’s services to the Company prior to the Effective Date form no part of the consideration for this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. EMPLOYMENT.

1.1 Positions. The Company shall employ Executive as President and Chief Executive Officer of the Company. Executive shall also serve as Chairman of the Board of Directors of the Company (the “Board”) so long as (a) he is a director of the Company and (b) he is elected to such office by the Board.

1.2 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, subject to early termination in accordance with Section 3 below, shall continue until December 1, 2005; provided, however, that the Term may be extended beyond December 1, 2005 by a writing signed by Executive and an authorized officer of the Company other than Executive.

1.3 Duties. Executive shall report directly to the Board and shall perform such duties as are normally carried out by a President and Chief Executive Officer and such other duties as may reasonably be assigned to him from time to time by the Board, including the duties of a Chairman of the Board.

1.4 Policies and Practices. The employment relationship between the Company and Executive shall be governed by the Company’s employment policies and practices and employee handbook, each as in effect from time to time; provided, however, that in the event that the terms of this Agreement differ from or are in conflict with such policies, practices or employee handbook, the terms of this Agreement shall control.

1.5 Full Time Employment. During the Term, Executive shall devote substantially all of his business time and efforts to the performance of his duties under this Agreement; provided, however, that Executive shall be allowed to serve on corporate, civic or charitable boards or committees but only in accordance with the Company’s policies and practices.

2. COMPENSATION, BENEFITS AND EXPENSES.

2.1 Base Salary. During the Term, the Company shall pay to Executive an annual base salary of $350,000 (the “Base Salary”), less standard deductions and withholdings, payable in accordance with the Company’s payroll practices in effect from time to time. The Base Salary shall be subject to review and adjustment by the Compensation Committee of the Board, no less often than annually.

2.2 Bonus. During the Term and at the discretion of the Compensation Committee, Executive shall be eligible for such bonus or other incentive programs as the Compensation Committee may institute from time to time.

2.3 Stock Options. In consideration of Executive entering into this Agreement, Executive shall be granted options to purchase an aggregate of 3,000,000 shares of the Company’s Common Stock as described in this Section 2.3.

(a) On the Effective Date, Executive shall be granted an option to purchase 2,440,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant under the Company’s 1992 Stock Option Plan (the “1992 Plan”) pursuant to a Notice of Grant and Stock Option Agreement in the form attached hereto as Exhibit A (the “First Option”).

(b) On April 1, 2003, if Executive remains in the employ of the Company at that time, Executive shall be granted an option to purchase 560,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant under the 1992 Plan pursuant to a Notice of Grant and Stock Option Agreement in the form attached hereto as Exhibit B (the “Second Option”).

(c) Other than the First Option and the Second Option, Executive acknowledges and agrees that he is not entitled to receive any additional options to purchase Common Stock prior to December 1, 2005.

2.4 Benefits. During the Term and subject to the limitations expressly set forth in this Section 2, Executive shall be entitled to participate in any benefit plans made generally available to the Company’s executive personnel, as such plans may be adopted or in effect from time to time.

2.5 Vacation, Holidays and Sick Leave. During the Term, Executive shall be entitled to paid vacation, holidays and sick leave each year in accordance with the Company’s policies in effect from time to time.

2.6 Reimbursement of Expenses. Executive shall be reimbursed by the Company for ordinary and necessary business expenses incurred by Executive in the performance of his duties under this Agreement, in accordance with the Company’s reimbursement policies in effect from time to time.

3. TERMINATION.

3.1 “At Will” Employment.

(a) Executive’s employment with the Company is at will and may be terminated by Executive or by the Company at any time for any reason, with or without cause, subject to the terms and conditions set forth in this Agreement.

(b) In the event of such termination, Executive shall be entitled to receive his accrued Base Salary and accrued and unused vacation benefits earned through the Termination Date (as defined below); the Company shall have no further obligations to Executive except as expressly provided in this Agreement.

(c) Executive acknowledges reading and understanding Section 2924 of the Labor Code of the State of California:

An employment for a specified term may be terminated at any time by the employer in case of any willful breach of duty by the employee in the course of his employment, or in case of his habitual neglect of his duty or continued incapacity to perform it.

Executive hereby expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the termination of employment for a specified term.

3.2 Termination Notice. Any termination of this Agreement prior to December 1, 2005 shall require the terminating party to provide advance written notice to the other party specifying the effective date of the termination (the “Termination Date”), which shall be no earlier than six months following the date such written notice is provided.

3.3 Post-Termination Medical Insurance Program. If Executive shall have remained continuously employed by the Company through December 1, 2005, upon termination of his employment by the Company, the Company shall allow Executive, at Executive’s expense, to participate in the Company’s Post-Termination Medical Insurance Program, which program shall provide no less than a continuation of Executive’s medical insurance benefit in effect as of the Termination Date until the earlier of (i) Executive’s 65th birthday or (ii) the date Executive receives a comparable medical insurance benefit from another employer. If at any time while Executive is participating in the Post-Termination Medical Insurance Program, the Company extends a superior post-termination medical insurance benefit to another executive officer of the Company, Executive shall be entitled to receive such superior benefit in lieu of the Post-Termination Medical Insurance Program benefit.

3.4 Post-Termination Consulting. Upon termination of this Agreement, the Company shall have an option to retain Executive’s services as a consultant for a period not to exceed one year following the Termination Date. In the event the Company exercises such option, the Company and Executive shall enter into a consulting agreement providing for the payment to Consultant of a monthly consulting fee equal to at least one-half of Executive’s monthly salary and containing other reasonable and customary terms.

4. MISCELLANEOUS.

4.1 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of Executive and his heirs, executors, personal representatives, assigns, administrators and legal representatives. Because of the unique and personal nature of Executive’s duties under this Agreement, neither this Agreement nor any rights or obligations under this Agreement shall be assignable by Executive. This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns and legal representatives.

4.2 Notices. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes as follows: (a) upon personal delivery, (b) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, (c) five days after posting when sent by registered or certified mail or (d) on the date of transmission (if transmitted during normal business hours, or otherwise, on the next succeeding business day) when sent by facsimile, all of which addressed or sent to the parties at their addresses or facsimile numbers set forth on the signature pages hereof. Any party may from time to time designate a different mailing address or facsimile number by notice in writing served upon the other party as provided above. All notices, demands and requests to or of the Company, by or on behalf of Executive shall be addressed to the Board care of the Secretary of the Company.

4.3 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. The Company and Executive hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in San Diego County, California in connection with any legal proceeding arising out of or related to this Agreement.

4.4 Entire Agreement. This Agreement, including the Exhibits hereto, contains the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements, understanding, commitments and practices between the parties. Notwithstanding the foregoing, the Invention and Secrecy Agreements entered into between Executive and the Company on August 23, 1993 and February 12, 1996 shall not be superseded by this Agreement and shall remain in full force and effect according to their terms.

4.5 Amendment. This Agreement may be amended only by a writing signed by Executive and an authorized officer of the Company other than Executive.

4.6 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions hereof, which shall remain in full force and effect.

4.7 Headings. The headings and captions of this Agreement are provided for convenience of reference only, and are intended to have no effect in construing or interpreting this Agreement.

4.8 Rights Cumulative. The rights and remedies provided by this Agreement are cumulative to any other rights the parties may have by law, statute, ordinance or otherwise, and the exercise of any right or remedy by any party, whether pursuant to this Agreement or to law, shall not preclude or waive such party’s right to exercise any or all other rights and remedies.

4.9 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

IN WITNESS WHEREOF, the parties have executed this EMPLOYMENT AGREEMENT as of the Effective Date.

COMPANY: APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation

By:	/S/ ROGER A. SMULLEN, SR.
Roger A. Smullen, Sr. Vice Chairman

Address:	6290 Sequence Drive San Diego, California 92121

Facsimile No.:	(858) 535-6800

EXECUTIVE:

/S/ DAVID M. RICKEY
David M. Rickey

Address:	15629 Boulder Mountain Road Poway, CA 92064

Facsimile No.:	(858) 679-7505

EXHIBIT A

FIRST OPTION

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

NOTICE OF GRANT

6290 Sequence Drive San Diego, CA 92121 ID: 94-2586591

David M. Rickey 15629 Boulder Mountain Road Poway, CA 92064	Option Number: ________ Plan: 1992 ID: ________

Effective December 10, 2002, you have been granted a Nonstatutory Stock Option to buy 2,440,000 shares of Applied Micro Circuits Corporation (AMCC) common stock at $4.08 per share.

The total option price of the shares granted is $9,955,200.

Your shares become exercisable as follows:

Shares	Vest Type	Full Vest	Expiration
1,000,000	62,500 shares vest each month commencing January 1, 2003.	April 1, 2004	November 30, 2012

1,440,000	50,000 shares vest each month commencing May 1, 2004.	December 1, 2005	November 30, 2012

The balance of the shares vest on December 1, 2005.

If you have any questions, please contact Stock Administration at x3462.

By your signature and the signature of Roger A. Smullen, Sr. below, you and AMCC agree that these options are granted under and governed by the terms and conditions of AMCC’s 1992 Stock Option Plan and this Option Agreement. You acknowledge that you have reviewed the 1992 Stock Option Plan and this Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Option. You also agree to accept as binding, conclusive and final all decisions or interpretations of the AMCC Board of Directors upon any questions arising under the 1992 Stock Option Plan and this Option Agreement.

Your option will not become exercisable until a signed copy of this Option Agreement is received by Stock Administration.

Roger A. Smullen, Sr., Vice Chairman	Date

David M. Rickey	Date

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Applied Micro Circuits Corporation, a Delaware corporation (the “Company”), has granted to David M. Rickey (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock of the Company (the “Shares”) set forth in the attached Notice of Grant effective December 10, 2002 (the “Notice of Grant”), at the price as set forth in the Notice of Grant (the “Exercise Price”), subject in all respects to the terms, definitions and provisions of the 1992 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein. For all purposes of this Option, the term “Continuous Status as an Employee or Consultant” shall not include any service as a Consultant and shall include only service as an Employee.

1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

2. Exercise Price. The exercise price for each share of Common Stock is set forth in the Notice of Grant and is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

(i) Right to Exercise.

(a) The Vesting Schedule set forth in the Notice of Grant shall temporarily cease during any period of time that Optionee’s employment is subject to an approved leave of absence as set forth in Section 2(h) of the Plan and shall recommence upon Optionee’s return to the employ of the Company.

(b) This Option may not be exercised for a fraction of a share or for an amount less than 100 shares.

(c) In the event of Optionee’s death, disability or other termination of employment or consultancy, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

(d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

(ii) Methods of Exercise. This Option shall be exercisable by any of the following methods: (i) execution of the Stock Option Notice of Exercise in the form attached hereto as Exhibit A and delivery of such Notice of Exercise in person to Stock Administration, (ii) online exercise through a captive broker designated by the Company (a “Captive Broker”), (iii) telephonic exercise communicated to a representative of a Captive Broker, (iv) telephonic exercise through a voice response system designated by the Company or (v) such other method or methods of exercise as may be designated by the Company from time to time. Any such method of exercise shall require the Optionee to notify the Company of the Optionee’s election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and may require the Optionee to make such other representations and agreements as to the Optionee’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan (collectively, an “Exercise Notice”). This Option shall be deemed to be exercised upon receipt by the Company or Captive Broker, as applicable, of such Exercise Notice and receipt by the Company of the exercise price for the Shares in respect of which the Option is being exercised.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. Optionee’s Representations; “At-Will” Employment Relationship. In the event this Option and the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which is available for Optionee’s review from the Company upon request.

Optionee’s employment relationship with the Company is an “at-will” employment relationship.

5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board, in its sole discretion:

(i) cash;

(ii) check;

(iii) delivery of other shares of Common Stock of the Company which (x) have been owned by Optionee for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that Optionee did not acquire, directly or indirectly, from the Company, (y) are owned free and clear of any liens, claims, encumbrances or security interests and (z) have a Fair Market Value on the date of delivery equal to the exercise price of the Shares as to which the Option is being exercised. “Delivery” for these purposes, in the sole discretion of the Company at the time Optionee exercises an Option, shall include delivery to the Company of

Optionee’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, Optionee may not exercise an Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock; or

(iv) delivery of a properly executed Exercise Notice together with such documentation as the Administrator or Captive Broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee. In the event of termination of Optionee’s Continuous Status as an Employee or Consultant, the Optionee may, but only within thirty-six (36) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. Optionee’s employment shall be deemed terminated on such date, if any, as Optionee becomes a part-time employee, as defined in the Company’s then current employment guidelines. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee’s Continuous Status as an Employee or Consultant as a result of such Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within thirty-six (36) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within thirty-six (36) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below) by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent exercisable at the date of death.

10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or, in the case of a Nonstatutory Stock Option only, pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by him or a transferee permitted by this Section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may be exercised on or before the Expiration Date set forth in the Notice of Grant and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12. Withholding and Employment Taxes Upon Exercise of Option. Optionee understands that, upon exercise of this Option, such Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company that are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person, subject to the following limitations:

(i) such election shall be irrevocable;

(ii) such election shall be subject to the disapproval of the Board at any time;

(iii) such election may not be made within six months of the date of grant of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

(iv) such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or (B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any securities so withheld or tendered will be valued by the Company as of the date of exercise.

THIS SPACE INTENTIONALLY
LEFT BLANK – SIGNATURE OF
OPTIONEE ON FOLLOWING PAGE

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE NOTICE OF GRANT AND SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE SUCH OPTIONEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated: ____________________

David M. Rickey 15629 Boulder Mountain Road Poway, CA 92064

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

NOTICE OF EXERCISE

To:	Applied Micro Circuits Corporation
Attn:	Stock Option Administrator
Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase Shares of Applied Micro Circuits Corporation Common Stock, all of which are vested, as follows:

Option Number	Option Date	Type of Option ISO/NQ	Number of Shares Being Purchased	Option Price (Per Share)	Tax Due* (if applicable)	Total Amount Due AMCC

*AMCC is required to withhold taxes when employees exercise an NQO. Under current law, U.S. income tax withholding is not required when exercising an ISO.

I am paying the cost to exercise as specified below by method a, b or c (circle one below)

a. Cash Payment: Enclosed is my check # ______ in the amount of $______.

b. Cashless Exercise and Same-Day Sale: I will call my stockbroker (complete broker info below) to authorize them to issue a check payable to AMCC from my account # ________________.

Broker Name and Contact: ____________________

Broker Telephone No.: ____________________

c. Surrender or Swap Shares Owned: (Shares must have been held for at least six months.)

I certify that the stock purchased through the exercise of these options will not be sold in a manner that would violate the Company’s policy on Insider Trading.

Optionee’s Signature: ________________________________________
Print Name: ________________________________________
Social Security Number: ________________________________________

Send shares to:

Broker Name ____________________

Account No. ____________________

My home address ____________________

EXHIBIT B

SECOND OPTION

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

NOTICE OF GRANT

6290 Sequence Drive San Diego, CA 92121 ID: 94-2586591

David M. Rickey 15629 Boulder Mountain Road Poway, CA 92064	Option Number: ________ Plan: 1992 ID: ________

Effective April 1, 2003, you have been granted a Nonstatutory Stock Option to buy 560,000 shares of Applied Micro Circuits Corporation (AMCC) common stock at $             per share. [Fair market value per share on April 1, 2003]

The total option price of the shares granted is $            . [560,000 multiplied by the exercise price]

Your shares become exercisable as follows:

Shares	Vest Type	Full Vest	Expiration
560,000	12,500 shares vest each month commencing May 1, 2004.	December 1, 2005	March 31, 2013

The balance of the shares vest on December 1, 2005.

If you have any questions, please contact Stock Administration at x3462.

By your signature and the signature of Roger A. Smullen, Sr. below, you and AMCC agree that these options are granted under and governed by the terms and conditions of AMCC’s 1992 Stock Option Plan and this Option Agreement. You acknowledge that you have reviewed the 1992 Stock Option Plan and this Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Option. You also agree to accept as binding, conclusive and final all decisions or interpretations of the AMCC Board of Directors upon any questions arising under the 1992 Stock Option Plan and this Option Agreement.

Your option will not become exercisable until a signed copy of this Option Agreement is received by Stock Administration.

Roger A. Smullen, Sr., Vice Chairman	Date

David M. Rickey	Date

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Applied Micro Circuits Corporation, a Delaware corporation (the “Company”), has granted to David M. Rickey (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock of the Company (the “Shares”) set forth in the attached Notice of Grant effective April 1, 2003 (the “Notice of Grant”), at the price as set forth in the Notice of Grant (the “Exercise Price”), subject in all respects to the terms, definitions and provisions of the 1992 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein. For all purposes of this Option, the term “Continuous Status as an Employee or Consultant” shall not include any service as a Consultant and shall include only service as an Employee.

1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

2. Exercise Price. The exercise price for each share of Common Stock is set forth in the Notice of Grant and is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

(i) Right to Exercise.

(a) The Vesting Schedule set forth in the Notice of Grant shall temporarily cease during any period of time that Optionee’s employment is subject to an approved leave of absence as set forth in Section 2(h) of the Plan and shall recommence upon Optionee’s return to the employ of the Company.

(b) This Option may not be exercised for a fraction of a share or for an amount less than 100 shares.

(c) In the event of Optionee’s death, disability or other termination of employment or consultancy, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

(d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

(ii) Methods of Exercise. This Option shall be exercisable by any of the following methods: (i) execution of the Stock Option Notice of Exercise in the form attached hereto as Exhibit A and delivery of such Notice of Exercise in person to Stock Administration, (ii) online exercise through a captive broker designated by the Company (a “Captive Broker”), (iii) telephonic exercise communicated to a representative of a Captive Broker, (iv) telephonic exercise through a voice response system designated by the Company or (v) such other method or methods of exercise as may be designated by the Company from time to time. Any such method of exercise shall require the Optionee to notify the Company of the Optionee’s election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and may require the Optionee to make such other representations and agreements as to the Optionee’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan (collectively, an “Exercise Notice”). This Option shall be deemed to be exercised upon receipt by the Company or Captive Broker, as applicable, of such Exercise Notice and receipt by the Company of the exercise price for the Shares in respect of which the Option is being exercised.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. Optionee’s Representations; “At-Will” Employment Relationship. In the event this Option and the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which is available for Optionee’s review from the Company upon request.

Optionee’s employment relationship with the Company is an “at-will” employment relationship.

5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board, in its sole discretion:

(i) cash;

(ii) check;

(iii) delivery of other shares of Common Stock of the Company which (x) have been owned by Optionee for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that Optionee did not acquire, directly or indirectly, from the Company, (y) are owned free and clear of any liens, claims, encumbrances or security interests and (z) have a Fair Market Value on the date of delivery equal to the exercise price of the Shares as to which the Option is being exercised. “Delivery” for these purposes, in the sole discretion of the Company at the time Optionee exercises an Option, shall include delivery to the Company of Optionee’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, Optionee may not exercise an Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock; or

(iv) delivery of a properly executed Exercise Notice together with such documentation as the Administrator or Captive Broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee. In the event of termination of Optionee’s Continuous Status as an Employee or Consultant, the Optionee may, but only within thirty-six (36) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. Optionee’s employment shall be deemed terminated on such date, if any, as Optionee becomes a part-time employee, as defined in the Company’s then current employment guidelines. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee’s Continuous Status as an Employee or Consultant as a result of such Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within thirty-six (36) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within thirty-six (36) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below) by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent exercisable at the date of death.

10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or, in the case of a Nonstatutory Stock Option only, pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by him or a transferee permitted by this Section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may be exercised on or before the Expiration Date set forth in the Notice of Grant and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12. Withholding and Employment Taxes Upon Exercise of Option. Optionee understands that, upon exercise of this Option, such Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company that are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person, subject to the following limitations:

(i) such election shall be irrevocable;

(ii) such election shall be subject to the disapproval of the Board at any time;

(iii) such election may not be made within six months of the date of grant of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

(iv) such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or (B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any securities so withheld or tendered will be valued by the Company as of the date of exercise.

THIS SPACE INTENTIONALLY
LEFT BLANK – SIGNATURE OF
OPTIONEE ON FOLLOWING PAGE

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE NOTICE OF GRANT AND SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE SUCH OPTIONEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated: ____________________

David M. Rickey 15629 Boulder Mountain Road Poway, CA 92064

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

NOTICE OF EXERCISE

To:	Applied Micro Circuits Corporation
Attn:	Stock Option Administrator
Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase Shares of Applied Micro Circuits Corporation Common Stock, all of which are vested, as follows:

Option Number	Option Date	Type of Option ISO/NQ	Number of Shares Being Purchased	Option Price (Per Share)	Tax Due* (if applicable)	Total Amount Due AMCC

*AMCC is required to withhold taxes when employees exercise an NQO. Under current law, U.S. income tax withholding is not required when exercising an ISO.

I am paying the cost to exercise as specified below by method a, b or c (circle one below)

b. Cash Payment: Enclosed is my check # ______ in the amount of $______.

b. Cashless Exercise and Same-Day Sale: I will call my stockbroker (complete broker info below) to authorize them to issue a check payable to AMCC from my account # ________________.

Broker Name and Contact: ____________________

Broker Telephone No.: ____________________

c. Surrender or Swap Shares Owned: (Shares must have been held for at least six months.)

I certify that the stock purchased through the exercise of these options will not be sold in a manner that would violate the Company’s policy on Insider Trading.

Optionee’s Signature: ________________________________________
Print Name: ________________________________________
Social Security Number: ________________________________________

Send shares to:

Broker Name ____________________

Account No. ____________________

My home address ____________________